UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 23, 2013
(Date of earliest event reported: April 3, 2013)

UNITED HEALTH PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	814-00717	84-1517723
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Morse & Morse, PLLC
1400 Old Country Road, Suite 302
Westbury, NY 11590
(Address of principal executive offices, zip code)

(516) 487-1431
(Registrant’s telephone number, including area code

4400 Route 9 South, Suite 1000, Freehold, NJ 07728; 120 Wall St., Ste. 2401, New York, NY 10005
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant

On December 3, 2012, the Company filed a Form 8-K reporting the following:

(1)	On August 6, 2012, Rosenberg Rich Baker Berman & Company (“RRBB”) notified the Company that RRBB resigned as our independent registered public accounting firm.

RRBB’s reports on the financial statements for the fiscal years ended December 31, 2010 and 2009, respectively, did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or auditing principles, except the reports included an explanatory paragraph related to the Company’s ability to continue as a going concern.

During the two fiscal years ended mentioned above and through the interim periods that the firm reviewed in 2011, there were no disagreements with the former accounting firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

(2) New Independent Accountants:

a.	On April 3, 2013, the Company resolved a financial issue with RRBB pertaining to their fees and re-hired RRBB to continue to serve as the Company’s independent registered accounting firm for the years ended December 13, 2011 and December 31, 2012. During the years ended December 31, 2011 and 2012 and during the period January 1, 2013 to date, we did not consult with RRBB regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered on the Company’s financial statements by RRBB, in either case where written or oral advice provided by RRBB would be an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issues or (iii) any other reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

Item 8.01 Other Events

The Company is working expeditiously with RRBB and its recently hired securities counsel, Morse & Morse, PLLC, 1400 Old Country Road, Suite 302, Westbury, NY 11590, to make all required reports current under the Exchange Act of 1934, as amended. The Company expects the public to see these reports filed shortly.

The Company has engaged two distributors to market and sell its hemostatic gauze products and the Company has received initial product orders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED HEALTH PRODUCTS, INC.

Dated: May 23, 2013	By:	/s/ Dr. Phillip Forman
Dr. Phillip Forman
Chief Executive Officer

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